SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 17, 2001
                        (Date of earliest event reported)

                   MINNESOTA MINING AND MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

Delaware                                                        41-0417775
(State of incorporation)                                        (I.R.S. Employer
                                                          Identification Number)

3M Center                                                       55144-1000
St. Paul, Minnesota                                             (Zip Code)
                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110



ITEM 5. OTHER EVENTS.

         On September 17, 2001, Minnesota Mining and Manufacturing Company ("3M"), in connection with the offering of certain debt securities due 2004, filed with the Securities and Exchange Commission (the "SEC") a Pricing Supplement, dated September 10, 2001, to Prospectus dated January 12, 2001 and Prospectus Supplement dated May 3, 2001.

         Pursuant to 3M's Registration Statement (No. 333-48922) on Form S-3 filed with the SEC on October 30, 2000 (and effective as of January 12, 2001), this Current Report is filed to include the opinion and consent of Gregg M. Larson, Assistant General Counsel of 3M, which are filed as Exhibits 5 and 23, respectively, to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits Required by Item 601 of Regulation S-K

EXHIBIT NO.                                            DESCRIPTION
-----------                                            -----------
5                                            Opinion of Counsel re legality
23                                      Consent of Counsel included in Exhibit 5


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MINNESOTA MINING AND
                                        MANUFACTURING COMPANY

                                        By: /s/ Gregg M. Larson
                                            -------------------
                                                Gregg M. Larson,
                                                Assistant Secretary

Dated: September 17, 2001

                                  EXHIBIT INDEX

EXHIBIT                                                DESCRIPTION
-------                                                -----------
5                                            Opinion of Counsel re: legality
23                                      Consent of Counsel included in Exhibit 5